                                                                   Exhibit 10.18





                           [FORM OF TERM LOAN WARRANT]

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THIS WARRANT.

RETAIL VENTURES, INC.

COMMON STOCK PURCHASE WARRANT No. W-__                    [IPO Effective Date]


                                                             Warrant to Purchase
                                                      Shares of RVI Common Stock
                                                              DSW Class A Shares


            RETAIL VENTURES, INC., an Ohio corporation (the "Company"), for value received, hereby certifies that CERBERUS PARTNERS, L.P., a Delaware limited partnership, or its registered assigns (the "Holder"), is entitled to purchase from the Company that number of duly authorized, validly issued, fully paid and nonassessable shares of Common Shares, no par value per share, of the Company (the "Common Stock") equal to the Common Stock Exercise Amount (as defined below) or, in the alternative, after the consummation of a Qualifying IPO (as defined below) but prior to the consummation of a Spin-Off (as defined below) and the satisfaction of the Company's obligations pursuant to Section 3.3(b), and in the Holder's discretion, that number of shares of DSW Stock (as defined below) equal to the DSW Stock Exercise Amount (as defined below) owned by the Company, in each case, at a purchase price equal to the applicable Purchase Price (as defined below), at any time or from time to time but prior to 5:00 P.M., New York City time, on June 11, 2012 (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant (this "Warrant"); provided, that the purchase price per share of Common Stock or DSW Stock, as the case may be, hereunder shall not in any event be less than the par value of such Common Stock or DSW Stock, as applicable. For the avoidance of doubt, in the case of an exercise for DSW Stock, this Warrant shall initially be exercisable only for Class A Shares (as defined below). This Warrant amends and restates that certain warrant, dated as of September 26, 2002, issued by the Company to the Holder.

            1. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms shall have the meanings indicated:

            "Additional Shares of Common Stock" shall mean all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 3.2(b) or 3.5(b), deemed to be issued) by the Company after September 26, 2002, whether or not subsequently reacquired or retired by the Company, other than

            (a) (i) shares of Common Stock issued upon the exercise of the Term Loan Warrants and (ii) such additional number of shares of Common Stock as may become issuable upon the exercise of the Term Loan Warrants by reason of adjustments required pursuant to the anti-dilution provisions applicable to the Term Loan Warrants as in effect on the date hereof or on the date of original issuance;

            (b) up to 5,000,000 shares of Common Stock (and following June 11, 2007, up to an additional 5,000,000 shares of Common Stock) that are issued to Persons other than Affiliates of the Company, including (i) shares of Common Stock or options exercisable therefor, issued or to be issued under the Company's 2000 Stock Option Plan as in effect on September 26, 2002 or under any other employee stock option or purchase plan or plans, or pursuant to compensatory or incentive agreements, for officers, employees or consultants of the Company or any of its Subsidiaries, in each case adopted or assumed after such date by the Company's Board of Directors; provided in each case that the exercise or purchase price for any such share shall not be less than 95% of the fair market value (determined in good faith by the Company's Board of Directors) of the Common Stock on the date of the grant, and such additional number of shares as may become issuable pursuant to the terms of any such plans by reason of adjustments required pursuant to antidilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock, (ii) shares of restricted stock issued by the Company to executive officers of the Company, and (iii) shares of Common Stock issued by the Company as charitable gifts; and provided, however, that all options that are issued and expire unexercised because the vesting requirements thereof are not satisfied shall not be included in the issued shares pursuant to this (b);

            (c) up to 2,153,000 shares of Common Stock issued pursuant to options that are granted to executive officers of the Company or its Subsidiaries under the Company's 2000 Stock Option Plan as in effect on September 26, 2002 at an exercise price of no less than $4.50 per share and such additional number of shares as may become issuable pursuant to the terms of any such options under the terms of such plan by reason of adjustments required pursuant to antidilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock; provided, however, that all options that are issued and expire unexercised because the vesting requirements thereof are not satisfied shall not be included in the issued shares pursuant to this (c); and

            (d) (i) shares of Common Stock issued upon exercise of the Conversion Warrants and (ii) such additional number of shares of Common Stock as may become issuable upon the exercise of the Conversion Warrants by reason of adjustments required pursuant to anti-dilution provisions applicable to the Conversion Warrants as in effect on the date hereof or on the date of original issuance.

            "Additional Shares of DSW Stock" shall mean all shares (including treasury shares) of DSW Stock issued or sold (or, pursuant to Section 3.2(b) or 3.5(b), deemed to be issued) by DSW after the closing date of a Qualifying IPO (and for the avoidance of doubt shall not include shares issued pursuant to the over-allotment option in such Qualifying IPO after such closing date), whether or not subsequently reacquired or retired by DSW, other than

                  (a) (i) shares of DSW Stock issued upon the exercise of the Term Loan Warrants and (ii) such number of additional shares of DSW Stock as may become issuable upon the exercise of the Term Loan Warrants by reason of adjustments required pursuant to the antidilution provisions applicable to the Term Loan Warrants as in effect on the date hereof or on the date of original issuance; or

                  (b) (i) shares of DSW Stock issued upon exercise of the Conversion Warrants and (ii) such additional number of shares as may become issuable upon the exercise of the Conversion Warrants by reason of adjustments required pursuant to antidilution provisions applicable to the Conversion Warrants as in effect on September 26, 2002 or on the date hereof; or

                  (c) shares of DSW Stock, shares of restricted stock, options exercisable for DSW Stock, or any other securities or interests (including shares of DSW Stock issued upon conversion, settlement or exercise of any such options, securities or other interests), issued or to be issued under the DSW Inc. Equity Incentive Plan or any other employee stock option or purchase plan or plans, or pursuant to compensatory or incentive agreements, for officers, directors, employees or consultants of the Company, DSW or any of its respective Subsidiaries, and such additional number of shares as may become issuable pursuant to the terms of any such plans by reason of adjustments required pursuant to antidilution provisions applicable to such securities in order to reflect any subdivision or combination of DSW Stock, by reclassification or otherwise, or any dividend or distribution on DSW Stock payable in DSW Stock or other equity securities or interests; or

                  (d) shares of Class A Shares issued upon exchange of Class B Shares.

            "Aggregate Purchase Price" shall have the meaning set forth in
Section 2.1(a).

            "Business Day" shall mean any day other than a Saturday or a Sunday or any day on which national banks are authorized or required by law to close. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

            "Class A Shares" means the shares of the Class A common shares, no par value, of DSW.

            "Class B Shares" means the shares of the Class B common shares, no par value, of DSW.

            "Commission" shall mean the Securities and Exchange Commission or any successor agency having jurisdiction to enforce the Securities Act.

            "Common Stock" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

            "Common Stock Exercise Amount" shall initially mean the Initial Common Stock Exercise Amount, as the same may be adjusted and readjusted pursuant to Section 3 hereof; and shall be reduced upon each exercise of this Warrant (i) if exercised for Common Stock, by such number of shares of Common Stock for which this Warrant is then being exercised or (ii) if exercised for DSW Stock, by the Corresponding Common Stock Number applicable to the number of shares of DSW Stock for which this Warrant is then being exercised.

            "Common Stock Purchase Price" shall mean initially $4.50 per share, subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

            "Company" shall have the meaning assigned to it in the introduction to this Warrant, such term to include any corporation or other entity which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 4.

            "Conversion" shall have the meaning assigned to it in Section
3.1(b).

            "Convertible Facility" shall mean that certain Amended and Restated Senior Subordinated Convertible Loan Agreement, dated as of June 11, 2002, among the Company, CPLP and SSC, as amended by Amendment No. 1 to Amended and Restated Senior Convertible Loan Agreement, dated as of June 11, 2002, and by Amendment No. 2 to Amended and Restated Senior Convertible Loan Agreement, dated as of October 7, 2003, and by Amendment No. 3 to Amended and Restated Senior Convertible Loan Agreement, dated as of December 29, 2004, and as amended and restated by the Second Amended and Restated Senior Loan Agreement, dated as of June ___, 2005 (as amended, supplemented, restated otherwise modified through the date hereof).

            "Convertible Securities" shall mean any evidences of indebtedness, shares of stock (other than Common Stock or DSW Stock) or other securities directly or indirectly convertible into or exchangeable for, in the case of the Company, Additional Shares of Common Stock or, in the case of DSW, Additional Shares of DSW Stock.

            "Conversion Warrants" means those certain warrants issued on the date hereof in connection with an amendment and restatement of the Convertible Facility.

            "Corresponding Common Stock Number" shall mean, with respect to a specified number of shares of DSW Stock, the number of shares of Common Stock obtained by dividing: (i) the product of (A) the number of shares of DSW Stock with respect to which such determination is being made and (B) the DSW Stock Purchase Price by (ii) the Common Stock Purchase Price; rounding up in the case of any fractional share.

            "Corresponding DSW Stock Number" shall mean, with respect to a specified number of shares of Common Stock, the number of shares of DSW Stock obtained by dividing (i) the product of (A) the number of shares of Common Stock with respect to which such determination is being made and (B) the Common Stock Purchase Price by (ii) the DSW Stock Purchase Price; rounding up in the case of any fractional share.

            "CPLP" shall mean Cerberus Partners, L.P., or its assignees.

            "Current Market Price" shall mean, with respect to a security, on any date specified herein, the average of the daily Market Price of such security during the 10 consecutive trading days before such date, except that, if on any such date the shares of such security are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

            "DSW" shall mean DSW Inc., an Ohio corporation.

            "DSW Registration Rights Agreement" shall mean the registration rights agreement, dated as of the date hereof, among DSW and the Initial Holders.

            "DSW Stock" shall mean shares of Class A Shares, such term to include any stock into which such DSW Stock shall have been changed or any stock resulting from any reclassification of such DSW Stock, and all other stock of any class or classes (however designated) of DSW the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

            "DSW Stock Exercise Amount" shall initially mean the Initial DSW Stock Exercise Amount, as the same may be adjusted and readjusted pursuant to
Section 3 hereof; and shall be reduced upon each exercise of this Warrant (i) if exercised for DSW Stock, by such number of shares of DSW Stock for which this Warrant is then being exercised or (ii) if exercised for Common Stock, by the Corresponding DSW Stock Number applicable to the number of shares of Common Stock for which this Warrant is then being exercised.

            "DSW Stock Purchase Price" shall mean initially, the IPO Price, subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

            "Expiration Date" shall have the meaning assigned to it in the introduction to this Warrant.

            "Fair Value" shall mean, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security, the Current Market Price, and (iii) in all other cases, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by a committee of the Company's Board of Directors consisting of directors who are not Affiliates of the Company, SSC or the Holder; provided, however, that at the reasonable request of the Holder, the Fair Value shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within 10 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided, further, that the Company shall pay all of the reasonable fees and expenses of any third parties incurred in connection with determining the Fair Value.

            "Financing Agreement" shall mean that certain Financing Agreement, dated as of June 11, 2002, among the Company, certain Affiliates of the Company, CPLP and SSC, as subsequently amended and modified through the date hereof.

            "Holder" shall have the meaning assigned to it in the introduction to this Warrant.

            "Initial Common Stock Exercise Amount" means 1,388,752 shares.

            "Initial DSW Stock Exercise Amount" shall mean the number of shares of DSW Stock obtained by dividing (i) the product of (A) 1,388,752 and $4.50 by
(ii) the IPO Price; rounding down for any fractional share.

            "Initial Holders" shall mean CPLP and SSC.

            "IPO Effective Date" means the date on which a Qualifying IPO is consummated in accordance with the terms set forth in (i) Section 4.02 of the Convertible Facility and (ii) the Form S-1 Registration Statement as filed with the SEC on June __, 2005 as amended from time to time.

            "IPO Price" means the price at which a share of DSW Stock is initially offered to the public in a Qualifying IPO as set forth on the cover page to the prospectus in such IPO.

            "Lien" shall have the meaning set forth in the Convertible Facility.

            "Market Price" shall mean, on any date specified herein, with respect to any security, the amount per share of such security equal to (i) the last reported sale price of such security, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices thereof regular way on such date, in either case as officially reported on the principal national securities exchange on which such security is then listed or admitted for trading, (ii) if such security is not then listed or admitted for trading on any national securities exchange but is designated as a national market system security by the NASD, the last reported trading price of such security on such date, (iii) if there shall have been no trading on such date or if such security is not so designated, the average of the closing bid and asked prices of such security on such date as shown by the NASD automated quotation system, (iv) if trading in such security is quoted in the over-the-counter market, the average of the closing bid and asked prices of the security on such date as shown on the OTC Bulletin Board, or
(v) if such security is not then listed or admitted for trading on any national exchange or quoted in the over-the-counter market, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by a committee of the Company's Board of Directors consisting of directors who are not Affiliates of the Company, SSC or the Holder; provided, however, that at the request of the Holder, the Market Price shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within 10 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules, and provided, further, that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Market Price.

            "NASD" shall mean the National Association of Securities Dealers,
Inc.

            "New Issuance Price" shall have the meaning set forth in Section
3.2.

            "Options" shall mean any rights, options or warrants to subscribe for, purchase or otherwise acquire, in the case of the Company, Additional Shares of Common Stock or Convertible Securities of the Company, and, in the case of DSW, Additional Shares of DSW Stock or Convertible Securities of DSW.

            "Original Issuance Date" means September 26, 2002.

            "Other Securities" shall mean any stock (other than Common Stock or DSW Stock) and other securities of the Company or DSW, as applicable, or any other Person (corporate or otherwise) which the holders of the Term Loan Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Term Loan Warrants, in lieu of or in addition to Common Stock or DSW Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or DSW Stock or Other Securities pursuant to Section 4 or otherwise.

            "Permitted Lien" shall have the meaning set forth in the Convertible Facility.

            "Person" shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

            "Purchase Price" shall mean, with respect to the Common Stock, the Common Stock Purchase Price, and with respect to the DSW Stock, the DSW Stock Purchase Price, as applicable.

            "Qualifying IPO" shall mean an initial public offering of DSW (a) in which the sale price of the Class A Shares sold in the initial public offering shall reflect the fair market value of such shares at the time of the initial public offering as determined by the Company's Board of Directors; (b) from which the net proceeds are sufficient to repay in full all obligations outstanding under the Financing Agreement and $25,000,000 of the principal amount under the Convertible Facility; and (c) which is consummated on or prior to December 31, 2005.

            "Registration Rights Agreement" shall mean the Second Amended and Restated Registration Rights Agreement, dated as of the date hereof, among the Company and the Initial Holders.

            "Restricted Securities" shall mean (i) any Term Loan Warrants bearing the applicable legend set forth in Section 10.1, (ii) any shares of Common Stock or DSW Stock (or Other Securities) issued or issuable upon the exercise of Term Loan Warrants which are (or, upon issuance, will be) evidenced by a certificate or certificates bearing the applicable legend set forth in
Section 10.1, and (iii) any shares of Common Stock or DSW Stock (or Other Securities) issued subsequent to the exercise of any of the Term Loan Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock or DSW Stock (or Other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock or DSW Stock (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in Section 10.1.

            "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

            "Spin-Off" shall have the meaning assigned to it in Section 3.3.

            "SSC" shall mean Schottenstein Stores Corporation.

            "Term Loan Warrants" shall mean all warrants initially issued pursuant to the Financing Agreement (as amended and restated), including this Warrant.

            "Warrant" shall have the meaning assigned to it in the introduction to this Warrant.

            "Warrant Shares" means (a) the shares of Common Stock or DSW Stock issued or issuable upon exercise of this Warrant in accordance with Section 2,
(b) all other securities or other property issued or issuable upon any such exercise or exchange in accordance with this Warrant and (c) any securities of the Company or DSW distributed with respect to the securities referred to in the preceding clauses (a) and (b).

            2. EXERCISE OF WARRANT.

            2.1. Manner of Exercise; Payment of the Purchase Price. (a) This Warrant may be exercised by the Holder hereof, in whole or in part, at any time or from time to time prior to the Expiration Date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares attached hereto as Exhibit A, or (provided that the Company has not consummated a Spin-Off and satisfied its obligation pursuant to Section 3.3(b)) if this Warrant is being exercised for Shares of DSW Stock, Exhibit B (or a reasonable facsimile thereof) duly executed by the Holder and accompanied by payment of the applicable

Purchase Price for the number of shares of Common Stock or, after the consummation of a Qualifying IPO (provided that the Company has not consummated a Spin-Off and satisfied its obligations pursuant to Section 3.3(b), DSW Stock specified in such form (the "Aggregate Purchase Price"). Any partial exercise of this Warrant shall be for a whole number of Warrant Shares only.

            (b) Payment of the Aggregate Purchase Price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check or bank draft payable to the order of the Company or by wire transfer to the Company, (ii) by cancellation of such number of Warrant Shares otherwise issuable to the Holder upon such exercise as shall be specified for cancellation in such Election to Purchase Shares, such that the excess of the aggregate Current Market Price of such specified number and type of shares on the date of exercise over the portion of the Aggregate Purchase Price attributable to such shares shall equal the Aggregate Purchase Price attributable to the shares of Common Stock or DSW Stock, as the case may be, to be issued upon such exercise, in which case such excess amount shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such number specified for cancellation, or (iii) by surrender to the Company for cancellation certificates representing shares of Common Stock or transfer to the Company certificates representing shares of DSW Stock owned by the Holder (properly endorsed for transfer in blank) having a Current Market Price on the date of Warrant exercise equal to the Aggregate Purchase Price.

            (c) Upon the consummation of a Spin-Off and the satisfaction of the Company's obligations to make the distribution to the Holder required by Section 3.3(b), this Warrant shall no longer be exercisable for shares of DSW Stock and the Holder shall not be entitled to the pro rata share of the dividend or distribution pursuant to Section 3.3(a) in respect of such Spin-Off and distribution; provided, however, that this Warrant shall continue to be exercisable for shares of Common Stock without any adjustment to the Common Stock Purchase Price or Common Stock Exercise Amount as a result of such Spin-Off and distribution to the holders of the Term Loan Warrants and Conversion Warrants.

            (d) Notwithstanding anything herein to the contrary, the Holder agrees that this Warrant shall not be exercisable for shares of DSW Stock from and after the record date for a Spin-Off (as set forth in the notice provided to the Holder pursuant to Section 8 hereof) until the earliest to occur of (i) the abandonment of the Spin-Off, (ii) the date that is 60 days after the record date for such Spin-Off and (iii) two Business Days prior to the Expiration Date of this Warrant.

            2.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day in the case of Common Stock and on the next succeeding Business Day in the case of DSW Stock on which this Warrant shall have been surrendered to, and the Purchase Price shall have been received by, the Company as provided in
Section 2.1, and, to the extent permitted by law, at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities of the Company) in the case of an exercise of this Warrant for Common Stock shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder or holders of record thereof for all purposes.

            2.3. Delivery of Stock Certificates, etc.; Charges, Taxes and Expenses. (a) As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within two Business Days thereafter in the case of Common Stock and within three Business Days in the case of DSW Stock, the Company shall cause to be issued, in the case of Common Stock, and shall use reasonable best efforts to cause to be transferred, in the case of DSW Stock, in the name of and delivered to the Holder hereof or, subject to Section 10, as the Holder may direct,

            (i) a certificate or certificates for the number and type of Warrant Shares (or Other Securities) to which the Holder shall be entitled upon such exercise, and any cash payment in lieu of any fractional shares, as provided in Section 12.5 hereof, and

            (ii) in case such exercise is for less than all of the Warrant Shares purchasable under this Warrant, a new Warrant or Warrants of like tenor, for the balance of the Warrant Shares purchasable hereunder.

            (b) Issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense, in respect of the issuance or transfer of such certificates, all of which such taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any issuance of any Warrant or any certificate for, or any other evidence of ownership of, Warrant Shares in a name other than that of the Holder of this Warrant being exercised or exchanged.

            (c) Upon delivery of notice of exercise of this Warrant for shares of DSW Stock, the Company shall promptly effect the exchange of a sufficient number of Class B Shares for Class A Shares so as to permit the transfer of Class A Shares to the Holder in the manner and time periods provided in paragraph (a) of this Section 2.3.

            2.4. Tax Basis. The Company and the Holder shall mutually agree as to the tax basis of this Warrant for purposes of the Internal Revenue Code of 1986, as amended, and the treatment of this Warrant under such Code by each of the Company and the Holder shall be consistent with such agreement.

            [2.5. Limitations on Exercises; Beneficial Ownership. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Holder (together with such Holder's affiliates) would beneficially own in excess of 9.99% of the shares of Common Stock or 9.99% of the shares of DSW Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock or DSW Stock, as the case may be, beneficially owned by such Person and its affiliates shall include the number of such shares of Common Stock or DSW Stock, as applicable, issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude such shares of Common Stock or DSW Stock, as applicable, which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company or DSW beneficially owned by such

Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (1) the Company's most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For purposes of this Warrant, in determining the number of outstanding shares of DSW Stock, the Holder may rely on the number of outstanding shares of DSW Stock as reflected in the most recent of the following: (1) DSW's most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by DSW or (3) any other notice by the DSW or its transfer agent setting forth the number of shares of DSW Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding or similarly use its reasonable best efforts to cause DSW to confirm the number of shares of DSW Stock then outstanding. In any case, the number of outstanding shares of Common Stock or DSW Stock shall be determined after giving effect to the conversion or exercise of securities of the Company or DSW, as the case may be, including the Conversion Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock or DSW Stock was reported. ] [For Cerberus Warrant only.]

            3. ADJUSTMENT OF PURCHASE PRICE AND WARRANT SHARES ISSUABLE UPON EXERCISE.

            3.1. Adjustment of Number of Shares.

            (a) Upon each adjustment of the Common Stock Purchase Price or the DSW Stock Purchase Price as a result of the calculations made in this Section 3, this Warrant shall thereafter evidence the right to receive, at the adjusted Purchase Price, that number of shares of Common Stock or DSW Stock, as the case may be, (calculated to the nearest one-hundredth) obtained by dividing (i) the product of the aggregate number of such shares covered by this Warrant immediately prior to such adjustment and the applicable Purchase Price in effect immediately prior to such adjustment of the Purchase Price by (ii) the applicable Purchase Price in effect immediately after such adjustment of the Purchase Price. For the avoidance of doubt, adjustments to the Common Stock Purchase Price shall result in an adjustment only in the number of shares of Common Stock issuable hereunder and an adjustment to the DSW Stock Purchase Price shall result in an adjustment only in the number of shares of DSW Stock issuable hereunder.

            (b) In the event that, prior to the exercise in full of this Warrant, the Company issues any shares of Common Stock upon the conversion of Convertible Securities outstanding as of the Original Issuance Date (including, without limitation, upon exercise of the Conversion

Warrants) (a "Conversion"), the number of shares of Common Stock issuable upon the exercise of this Warrant (whether or not this Warrant has been partially exercised) shall be automatically increased by the number of shares equal to 4.375% of the shares of Common Stock issued upon such Conversion, and the Purchase Price shall not be adjusted in connection with such increase. Any adjustments made to the Purchase Price or the number of shares of Common Shares issuable upon exercise of the Warrant prior to such Conversion shall be made as if the Warrant were initially exercisable for such increased number of shares. Upon each such Conversion, the Company shall promptly deliver to the Holder the report required by Section 7 hereof. For the avoidance of doubt, this section 3.1(b) shall only apply to exercise of this Warrant for Common Stock and a corresponding increase shall not be made with respect to DSW Stock.

            3.2. Adjustment of Purchase Price for New Issuances.

            (a) Issuance of Additional Shares. If at any time or from time to time after the date hereof, the Company shall issue or sell Additional Shares of Common Stock or, DSW shall issue Additional Shares of DSW Stock (including, in each case, Additional Shares of Common Stock or Additional Shares of DSW Stock, as applicable, deemed to be issued pursuant to Section 3.2(b) and excluding shares issued pursuant to Section 3.3 and 3.4) without consideration or for a consideration per share less than the applicable Purchase Price in effect immediately prior to such issue or sale (the "New Issuance Price"), then, and in each such case, subject to Section 3.8, in the case of an issuance of Additional Shares of Common Stock the Common Stock Purchase Price or, in the case of an issuance of Additional Shares of DSW Stock, the DSW Stock Purchase Price, shall be reduced concurrently with such issue or sale, to the applicable New Issuance Price. For the avoidance of doubt, issuances of Additional Shares of Common Stock shall result in an adjustment only to the Common Stock Purchase Price and issuances of Additional Shares of DSW Stock shall result in an adjustment only to the DSW Stock Purchase Price.

            (b) Treatment of Options and Convertible Securities. Shares of Additional Shares of Common Stock or Additional Shares of DSW Stock shall be deemed issued if the Company or DSW, as applicable, at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Company or DSW, as the case may be, entitled to receive, any Options or Convertible Securities (whether or not the rights thereunder are immediately exercisable) for a consideration per share (determined pursuant to Section 3.6) that is less than, in the case of Additional Shares of Common Stock, the Common Stock Purchase Price or, in the case of Additional Shares of DSW Stock, the DSW Stock Purchase Price, in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock or DSW Stock, as applicable, trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading). Such issuance shall be deemed to occur (i) as of the time of such issue, sale, grant or assumption of the Convertible Securities or Options or
(ii) in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock or DSW Stock, as applicable, trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading). No further adjustment of the Purchase Price shall be made upon the subsequent issuance of shares of Common Stock or DSW Stock, as the case may be, upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

            (c) In addition, for the avoidance of doubt, after the consummation of a Spin-Off and satisfaction of the Company's obligations to make the distribution to the Holder required by Section 3.3(b), no adjustment shall be made pursuant to this Section 3.2 as a result of an issuance by DSW of Additional Shares of DSW Stock.

            3.3. Extraordinary Dividends and Distributions; Payment of Dividend in Case of Spin-Off.

            (a) Subject to Section 3.3(b), if the Company or DSW at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on, in the case of the Company, the Common Stock or, in the case of DSW, the DSW Stock, other than (a) a dividend payable in shares of Common Stock or, in the case of DSW, DSW Stock, subject to Section 3.4, or (b) a regularly scheduled cash dividend payable out of consolidated earnings or earned surplus, determined in accordance with generally accepted accounting principles or (c) a deemed issuance of Additional Shares of Common Stock or Additional Shares of DSW Stock pursuant to Section 3.2(b), in each such case, subject to
Section 3.8, adequate provision shall be made so that the Holder shall receive, upon Warrant exercise for such type of Warrant Shares, a pro rata share of such dividend or other distribution based upon the maximum number of shares of Common Stock or DSW Stock, as applicable, at the time issuable to the Holder (determined without regard to whether the Warrant is exercisable at such time). For the avoidance of doubt, subject to Section 3.3(b), dividends and distributions pursuant to this Section 3.3(a) with respect to DSW Stock shall only be receivable upon exercise by a Holder of this Warrant for DSW Stock (and only with respect to the number of shares of DSW Stock for which this Warrant is exercised) and dividends and distributions with respect to Common Stock shall only be receivable upon exercise by a Holder of this Warrant for Common Stock (and only with respect to the number of shares of Common Stock for which this Warrant is exercised). In addition, for the avoidance of doubt, after the consummation of a Spin-Off and satisfaction of the Company's obligations to make the distribution to the Holder required by Section 3.3(b), no adjustment shall be made pursuant to this Section 3.3(a) as a result of an issuance by DSW of Additional Shares of DSW Stock.

            (b) Notwithstanding anything in this Warrant to the contrary, if the Company shall make any distribution of all shares of DSW Stock owned by it to its shareholders (a "Spin-Off"), then the Holder of this Warrant shall receive, and the Company shall deliver to the Holder, upon consummation of the Spin-Off, that number of shares of DSW Stock which the Holder would have received in such Spin-Off had the Holder exercised this Warrant, immediately prior to the record date for such Spin-Off, for the greatest number of shares of Common Stock for which this Warrant was then exercisable but only with respect to the portion of the Warrant that remains unexercised on the date of such distribution [For Cerberus Warrant only: without regard to any limit on exercisability set forth in Section 2.5 or otherwise in this Warrant or any comparable provision in the Conversion Warrants]. Such shares of DSW Stock shall be distributed to the Holder without payment therefor by the Holder to the Company and without any action of any kind required by the Holder to the Company. Upon the consummation of a Spin-Off and receipt by the Holder of the DSW Stock as provided for in this Section 3.3(b), this Warrant shall no longer be exercisable for shares of DSW Stock and shall only be exercisable for Common Stock in accordance with Section 2.1(c). The Holder shall be entitled to at least 90 days' prior written notice of the record date for any Spin-Off.

            3.4. Treatment of Stock Dividends, Stock Splits, etc. In case the Company or DSW at any time or from time to time after the date hereof, shall declare or pay any dividend on, in the case of the Company, the Common Stock payable in Common Stock or, in the case of DSW, the DSW Stock payable in DSW Stock, or shall effect a subdivision of the outstanding shares, in the case of the Company, of Common Stock or, in the case of DSW, of DSW Stock, into a greater number of such shares (by reclassification or otherwise than by payment of a dividend in Common Stock or DSW Stock), then, and in each such case, the number of shares of Common Stock or DSW Stock, as the case may be, obtainable upon exercise of this Warrant shall be proportionately increased and the applicable Purchase Price shall be proportionately decreased. In case the Company or DSW at any time or from time to time after the date hereof, shall effect any combination or consolidation of the outstanding shares of, in the case of the Company, Common Stock or, in the case of DSW, DSW Stock, into a lesser number of such shares, then, and in each such case, the number of shares of Common Stock or DSW Stock, as the case may be, obtainable upon exercise of this Warrant shall be proportionately decreased and the applicable Purchase Price shall be proportionately increased. Any adjustment made under this Section shall become effective (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective. For the avoidance of doubt, after the consummation of a Spin-Off and satisfaction of the Company's obligations to make the distribution to the Holder required by Section 3.3(b) no adjustment shall be made pursuant to this Section 3.4 for any dividend or subdivision or consolidation or combination that is effected by DSW.

            3.5. Adjustment of Purchase Price for Other Issuances.

            (a) Issuance of Additional Shares. If at any time or from time to time after the date hereof, the Company shall issue or sell Additional Shares of Common Stock or DSW shall issue or sell Additional Shares of DSW Stock, (including Additional Shares of Common Stock or Additional Shares of DSW Stock, as the case may be, deemed to be issued pursuant to Section 3.5(b)) for a consideration per share less than the Current Market Price thereof but greater than the applicable Purchase Price in effect immediately prior to such issue or sale, then, and in each such case, subject to Section 3.8, the applicable Purchase Price shall be reduced concurrently with such issue or sale, to a price (calculated to the nearest .01 of a cent) determined by multiplying such applicable Purchase Price by a fraction

            (x) The numerator of which shall be the sum of (i) the number of shares of, in the case of the issuance of Additional Shares of Common Stock, Common Stock or, in the case of an issuance of Additional Shares of DSW Stock, DSW Stock, outstanding immediately prior to such issue or sale and (ii) the number of shares of, in the case of the issuance of Additional Shares of Common Stock, Common Stock or, in the case of an issuance of Additional Shares of DSW Stock, DSW Stock, which the aggregate consideration received by the Company or DSW, as applicable, for the total number of such Additional Shares of Common Stock or Additional Shares of DSW Stock, as the case may be, so issued or sold would purchase at the Current Market Price thereof, and

               (y) The denominator of which shall be the number of shares of, in the case of the issuance of Additional Shares of Common Stock, Common Stock, or, in the case of an issuance of Additional Shares of DSW Stock, of DSW Stock, outstanding immediately after such issue or sale, provided that, for the purposes of this Section 3.5, (x) immediately after any Additional Shares of Common Stock or Additional Shares of DSW Stock are deemed to have been issued pursuant to Section 3.5(b), such additional shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

            (b) Treatment of Options and Convertible Securities. In case the Company or DSW at any time or from time to time after the date hereof, shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Company or DSW, as the case may be, entitled to receive, any Options or Convertible Securities (other than those excluded from the definition of Additional Shares of Common Stock or the definition of Additional Shares of DSW Stock) (whether or not the rights thereunder are immediately exercisable) and the consideration per share (determined pursuant to Section 3.6) of the shares issuable upon the exercise of such Options or, in the case of Convertible Securities and the Options therefor, the conversion or exchange of such Convertible Securities would be less than the Current Market Price thereof but greater than the applicable Purchase Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock or DSW Stock, as applicable, trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), then, and in each such case, the maximum number of Additional Shares of Common Stock or Additional Shares of DSW Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock or Additional Shares of DSW Stock, as the case may be, issued for the purposes of Section 3.5 as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock or DSW Stock, as applicable, trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, provided, that in any such case in which Additional Shares of Common Stock or Additional Shares of DSW Stock are deemed to be issued:

            (i) whether or not the Additional Shares of Common Stock or Additional Shares of DSW Stock underlying such Options or Convertible Securities are deemed to be issued, no further adjustment of the applicable Purchase Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock or DSW Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities, except in the case of any such Options or Convertible Securities which contain provisions requiring an adjustment, subsequent to the date of the issue or sale thereof, of the number of Additional Shares of Common Stock or Additional Shares of DSW Stock as issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities by reason of (x) a change of control of the Company or DSW, (y) the acquisition by any Person or group of Persons of any specified number or percentage of the voting securities of the Company or (z) any similar event or occurrence, each such case to be deemed hereunder to involve a separate issuance of Additional Shares of Common Stock, Additional Shares of DSW Stock, Options or Convertible Securities, as the case may be;

            (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company or DSW, or decrease in the number of Additional Shares of Common Stock or Additional Shares of DSW Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

            (iii)upon the expiration (or purchase by the Company or DSW, as the case may be, and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company or DSW, as applicable, and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the applicable Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                  (x) in the case of Options for Common Stock or DSW Stock, or
            Convertible Securities, the only Additional Shares of Common Stock or Additional Shares of DSW Stock, issued or sold were the Additional Shares of Common Stock or Additional Shares of DSW Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company or DSW, as the case may be, for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company or DSW, as the case may be, upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company or DSW, as the case may be, upon such conversion or exchange, and

                  (y) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue or sale, grant or assumption of such Options, and the consideration received by the Company or DSW, as the case may be, for the Additional Shares of Common Stock or Additional Shares of DSW Stock, deemed to have then been issued was the consideration actually received by the Company or DSW, as the case may be, for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company or DSW, as the case may be, (pursuant to Section 3.6) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised; and

            (iv) no readjustment pursuant to subdivision (ii) or (iii) above shall have the effect of decreasing the applicable Purchase Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities.

            (c) For the avoidance of doubt, after the consummation of a Spin-Off and satisfaction of the Company's obligations to make the distribution required by Section 3.3(b), no adjustment shall be made pursuant to this Section 3.5 as a result of any issuance by DSW of Additional Shares of DSW Stock.

            3.6. Computation of Consideration. For the purposes of this Section
3,

            (a) the consideration for the issue or sale of any Additional Shares of Common Stock or Additional Shares of DSW Stock shall, irrespective of the accounting treatment of such consideration,

                  (i) insofar as it consists of cash, be computed at the gross cash proceeds to the Company or DSW, as the case may be, without deducting any expenses paid or incurred by such company, or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                  (ii) insofar as it consists of property (including securities) other than cash, be computed at the Fair Value thereof at the time of such issue or sale, and

                  (iii)in case Additional Shares of Common Stock or Additional Shares of DSW Stock are issued or sold together with other stock or securities or other assets of the Company or DSW, as the case may be, for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock or Additional Shares of DSW Stock, such allocation to be determined in the same manner that the Fair Value of property not consisting of cash or securities is to be determined as provided in the definition of "Fair Value" herein; and

            (b) Additional Shares of Common Stock or Additional Shares of DSW Stock deemed to have been issued pursuant to Sections 3.2(b) and 3.5(b), relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                  (i) the total amount, if any, received and receivable by the Company or DSW, as applicable, as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company or DSW, as the case may be, upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subclause (a), by

                  (ii) the maximum number of shares of Common Stock or DSW Stock, as applicable, (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

            3.7. Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company or DSW (or any issuer of Other Securities or any other Person referred to in Section 4) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company or DSW (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 3, the purchase rights, if any, with respect to such Other Securities, granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 3 with respect to the applicable Purchase Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

            3.8. De Minimis Adjustments. If the amount of any adjustment of the Purchase Price required pursuant to Section 3.5 would be less than one tenth (1/10) of one percent (1%) of such Purchase Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in such Purchase Price of at least one tenth (1/10) of one percent (1%) of such Purchase Price. All calculations under this Warrant shall be made to the nearest one-hundredth of a share.

            3.9. Abandoned Dividend or Distribution. If the Company shall take a record of the holders of Common Stock or, if DSW shall take a record of the holders of DSW Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the applicable Purchase Price under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the applicable Purchase Price by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed; provided, however, that no additional Purchase Price or any other adjustment shall be required with regard to Warrant Shares that have been issued upon exercise of the Warrant prior to such abandonment.

            3.10. Ownership of DSW Stock. The Company shall at all times while this Warrant is outstanding, but only prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.3(b), retain ownership of at least that number of shares of DSW Stock sufficient to permit exercise in full of this Warrant and any other outstanding Conversion Warrants and Term Loan Warrants for shares of DSW Stock [For Cerberus Warrant only: without regard to any limit on exercisability set forth in Section 2.5 or otherwise in this Warrant or any comparable provision in the Conversion Warrants]. The Company shall take all actions necessary such that the shares of DSW Stock required hereby to be owned by it shall remain free of all Liens, other than Permitted Liens.

            4. CONSOLIDATION, MERGER, ETC.

            4.1. By the Company. In case the Company after the date hereof (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities of the Company shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities of the Company (other than a capital reorganization or reclassification for which adjustment in the Purchase Price and the number of shares of Common Stock obtainable upon exercise of this Warrant is provided in
Section 3.4), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise hereof for Common Stock at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Common Stock Purchase Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised this Warrant for Common Stock immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 3 through 5, provided that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, and if the Holder so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such transaction, the Holder of this Warrant shall be entitled to receive the highest amount of securities, cash or other property to which it would actually have been entitled as a shareholder if the Holder of this Warrant had exercised this Warrant, including the payment of the Purchase Price in accordance with Section 2.1(b) hereof, prior to the expiration of such purchase, tender or exchange offer and accepted such offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in Section 3 through 5.

            4.2. By DSW. In case DSW after the date hereof, but prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.3(b), (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into DSW and DSW shall be the continuing or surviving Person but, in connection with such consolidation or merger, the DSW Stock or Other Securities of DSW shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the DSW Stock or Other Securities of DSW (other than a capital reorganization or reclassification for which adjustment in the Purchase Price and the number of shares of DSW Stock obtainable upon exercise of this Warrant is provided in
Section 3.4), then, the Holder of this Warrant, upon the exercise hereof for DSW Stock at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate DSW Stock Purchase Price in effect at the time of such consummation for all DSW Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the DSW Stock or Other Securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised this Warrant for DSW Stock immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Sections 3 through 5.

            4.3. Assumption of Obligations. Notwithstanding anything contained in this Warrant or in the Financing Agreement to the contrary, the Company shall not effect, and, prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.3(b), shall not consent to the effecting by DSW of, any of the transactions described in clauses (a) through
(d) of Section 4.1 and Section 4.2, respectively, unless, prior to the consummation thereof, each Person (other than the Company or DSW (as the case may be)), which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company, under this Warrant), (b) the obligations of the Company under the Registration Rights Agreement or the obligations of DSW under the DSW Registration Rights Agreement, and (c) the obligation of the Company to deliver to the Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 4, the Holder may be entitled to receive. Unless expressly stated herein, nothing in this Section 4 shall be deemed to authorize the Company to enter into, or to consent to the entering by DSW into, any transaction.

            5. OTHER DILUTIVE EVENTS. In case any event shall occur as to which the provisions of Section 3 or Section 4 hereof are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with the essential intent and principles of such Sections, then in each such case, the Board of Directors of the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to preserve, without dilution, the purchase rights represented by this Warrant.

            6. NO DILUTION OR IMPAIRMENT. The Company shall not, (i) by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, or (ii) prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.3(b), by consent to or approval of any amendment of DSW's articles of incorporation or any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action by DSW, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) shall not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, in the case of Common Stock, or transfer shares of DSW Stock, in the case of DSW Stock, free from all liens, security interests, encumbrances (in each of the foregoing cases, other than those imposed by the Holder), taxes, preemptive rights and charges on the exercise of the Warrants from time to time outstanding, and (c) shall not take any action, or consent to the taking or approval of any action by DSW, which results in any adjustment of the Purchase Price if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's articles of organization, or, in the case of shares of DSW Stock, the number of shares of DSW Stock owned by the Company and available for the purpose of issue upon such exercise.

            7. ACCOUNTANTS' REPORT. In each case of any adjustment or readjustment in the number of the Warrant Shares issuable upon the exercise of this Warrant or in the applicable Purchase Price, including, without limitation, pursuant to Section 3.1, 3.2, 3.4 or 3.5, the Company at its sole expense shall promptly (after becoming aware of an adjustment with respect to the DSW Stock) compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of
(a) the consideration received or to be received by the Company for any Additional Shares of Common Stock or by DSW for any Additional Shares of DSW Stock issued or sold or deemed to have been issued under Section 3,

(b) the number of shares of Common Stock or DSW Stock outstanding or deemed to be outstanding, and (c) the applicable Purchase PRICE in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 3) on account thereof. The Company shall forthwith mail a copy of each such report to the Holder. In the event that the Holder disagrees with such report, the Company shall cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) selected by the Company to review and verify or revise such computation (other than any computation of the Fair Value of property) and report. The Company shall also keep copies of all such reports at its principal office and shall cause the same to be available for inspection at such office during normal business hours by the Holder.

            8. NOTICES OF CORPORATE ACTION. In the event of:

            (a) any taking by the Company or, prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.3(b), DSW, of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) any capital reorganization of the Company or, prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.3(b), DSW, any reclassification or recapitalization of the capital stock of the Company or, prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.3(b), DSW, any consolidation or merger involving the Company or, so long as no Spin-Off shall have occurred, DSW and any other Person, any transaction or series of transactions in which more than 50% of the voting securities of the Company are transferred to another Person, or any transfer, sale or other disposition of all or substantially all the assets of the Company or, prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.3(b), DSW to any other Person, or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company or, prior to the consummation of a Spin-Off and satisfaction of the Company's obligations pursuant to Section 3.3(b), DSW, or

            (d) any Spin-Off, or

            (e) the exercise by the Company of any right or remedy with respect to its Lien on the capital stock of DSW,

the Company shall mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, sale, disposition, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock or DSW Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock or DSW

Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified, and in the case of a Spin-off, such notice shall be mailed at least 90 days prior to the record date of such Spin-Off.

            9. REGISTRATION OF STOCK. If any shares of Common Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued or transferred upon exercise, the Company shall, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed on any national securities exchange, the Company shall, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company shall also list on such national securities exchange, register under the Exchange Act and maintain such listing of, any Other Securities of the Company that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

            10. RESTRICTIONS ON TRANSFER.

            10.1. Restrictive Legends. Except as otherwise permitted by this
Section 10, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THIS WARRANT.

Except as otherwise permitted by this Section 10, each certificate for Common Stock or DSW Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock or DSW Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

      AMENDED, OR THE SECURITIES LAW OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

            10.2. Transfer to Comply With the Securities Act. Restricted Securities may not be sold, assigned, pledged, hypothecated, encumbered or in any manner transferred or disposed of (a "Transfer"), in whole or in part, except in compliance with the provisions of the Securities Act and state securities or Blue Sky laws and the terms and conditions hereof.

            10.3. Notice of Transfer. Each Holder shall, prior to any Transfer of any Warrants, give written notice to the Company of such Holder's intention to Transfer.

            10.4. Termination of Restrictions. The restrictions imposed by this
Section 10 on the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (c) when, in the reasonable opinion of both counsel for the Holder and counsel for the Company or DSW, as applicable, such restrictions are no longer required or necessary in order to protect the Company or DSW, as applicable, against a violation of the Securities Act upon any sale or other disposition of such securities without registration thereunder. Whenever such restrictions shall cease and terminate as to any Restricted Securities of the Company, the Holder shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legends required by Section 10.1.

            10.5. Exempt Transfers. The restrictions on the transfer of this Warrant or the Warrant Shares set forth in this Section 10 shall not apply to any transfer to an affiliate of the Holder or to any transfer to any other Person, provided that such transfer is made in compliance with the provisions of the Securities Act and state securities laws.

            11. RESERVATION OF STOCK, ETC. The Company shall at all times reserve and keep available, solely for issuance (in the case of Common Stock) or transfer and delivery upon exercise of this Warrant, the number of shares of Common Stock, DSW Stock (which, for the avoidance of doubt, may be Class B Shares) or Other Securities from time to time issuable or transferable upon exercise of this Warrant [For Cerberus Warrant only: without regard to any limit on exercisability set forth in Section 2.5 or otherwise in this Warrant or any comparable provision in the Conversion Warrants]. The Company shall cause all shares of Common Stock, or Other Securities of the Company issuable and shall use its reasonable best efforts to cause all shares of DSW Stock transferable, upon exercise of any Warrants to be duly authorized and, when issued or transferred upon such exercise, to be validly issued and, in the case of shares, fully paid and nonassessable, with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all liens, security interests, encumbrances (in each of the foregoing cases, other than those imposed by the Holder), taxes, preemptive rights and charges. The transfer agent for the Common Stock, and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the purchase rights represented by this Warrant, are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be requisite for such purpose. The Company shall keep copies of this Warrant on file with the transfer agent for the Common Stock and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company shall supply such transfer agent with duly executed stock certificates for such purpose. All Warrants surrendered upon the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of shares of common stock, if exercised for Common Stock, which have been issued upon the exercise of such Warrants. Subsequent to the Expiration Date, no shares of stock need be reserved in respect of any unexercised Warrant.

            12. REGISTRATION AND TRANSFER OF WARRANTS, ETC.

            12.1. Warrant Register; Ownership of Warrants. Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the "Warrant Register") as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company's election and expense, by a Warrant agent or the transfer agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to Section 10, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

            12.2. Transfer of Warrants. Subject to compliance with Section 10, if applicable, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment attached hereto as Exhibit C at the principal office of the Company. Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred.

            12.3. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

            12.4. Adjustments to Purchase Price and Number of Shares. Notwithstanding any adjustment in the Purchase Price or in the number or kind of Warrant Shares purchasable upon exercise of this Warrant, any Warrant theretofore or thereafter issued may continue to express the same number and kind of Warrant Shares as are stated in this Warrant, as initially issued.

            12.5. Fractional Shares. Notwithstanding any adjustment pursuant to
Section 3 in the number of Warrant Shares covered by this Warrant or any other provision of this Warrant, the Company shall not be required to issue or transfer fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company shall make payment to the Holder, at the time of exercise of this Warrant as herein provided, in an amount in cash equal to such fraction multiplied by the Current Market Price of a share of Common Stock or DSW Stock, as applicable, on the date of Warrant exercise.

            13. SECURITIES ACT MATTERS. The Holder represents and warrants to the Company as of the Original Issuance Date and as of date hereof that:

            (a) The Holder is acquiring this Warrant for its own account, without a view to, or sale in connection with, the distribution thereof. The Holder has no present agreement, undertaking, arrangement, commitment or obligation providing for the disposition of the Warrant or the Warrant Shares, all without prejudice, however, to the right of the Holder at any time, in accordance with this Warrant, lawfully to sell or otherwise to dispose of all or any part of the Warrant or Warrant Shares held by it;

            (b) The Holder is an "accredited investor" within the meaning of Regulation D under the Securities Act. The Holder has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Warrant;

            (c) The Holder acknowledges that, subject to the Registration Rights Agreement and the DSW Registration Rights Agreement (A) the Warrants and the Warrant Shares have not been registered under the Securities Act, in reliance on the non-public offering exemption contained in Section 4(2) of the Securities Act and Regulation D thereunder; (B) because the Warrants and the Warrant Shares are not so registered, the Holder must bear the economic risk of holding this Warrant and the Warrant Shares for an indefinite period of time unless the Warrants and the Warrant Shares are subsequently registered under the Securities Act or an exemption from such registration is available with respect thereto;
(C) Rule 144 under the Securities Act may or may not be available for resales of the Warrants or the Warrant Shares in the future and, if so, may only be available for sales in limited amounts; (D) there is presently no trading market for the Warrants and there is no assurance that such market will exist in the future; and (E) while there is presently a trading market for the Warrant Shares, there is no assurance that such market will be in existence in the future; and

            (d) If the Holder decides to dispose of this Warrant or the Warrant Shares, which it does not now contemplate, the Holder can do so only in accordance and in compliance with the Securities Act and Rule 144 or another exemption from the registration requirements of the Securities Act, as then in effect or through an effective registration statement under the Securities Act.

            14. REMEDIES; SPECIFIC PERFORMANCE. The Company stipulates that there would be no adequate remedy at law to any Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant and accordingly, the Company agrees that, in addition to any other remedy to which the Holder may be entitled at law or in equity, the Holder shall be entitled to seek to compel specific performance of the obligations of the Company under this Warrant, without the posting of any bond, in accordance with the terms and conditions of this Warrant in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Warrant, the Company shall not raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by the Holder hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

            15. NO RIGHTS OR LIABILITIES AS SHAREHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

            16. NOTICES. All notices and other communications (and deliveries) provided for or permitted hereunder shall be made in writing by hand delivery, telecopier, any nationally-recognized courier guaranteeing overnight delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Company: Retail Ventures Inc.
                   3241 Westerville Road
                   Columbus, OH  43224
                   Attn: James McGrady, Chief Financial
                   Officer
                   Fax No. (614) 473-2721

with copies to:    Retail Ventures, Inc.
                   3241 Westerville Road
                   Columbus, OH  43224
                   Attn:  General Counsel
                   Fax No.  (614) 337-4682

If to Holder:      Cerberus Partners, L.P.
                   299 Park Avenue
                   Floor 22
                   New York, NY 10171
                   Attn:  Lenard Tessler
                   Fax No. (212) 421-2958
with copies to:    Schulte Roth & Zabel LLP
                   919 Third Avenue
                   New York, NY  10022
                   Attn:  Stuart D. Freedman, Esq.
                   Fax No. (212) 593-5955


            All such notices and communications (and deliveries) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery; and five days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid; provided, that the exercise of any Warrant shall be effective in the manner provided in Section 2.

            17. AMENDMENTS. This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the Company and the Holder.

            18. DESCRIPTIVE HEADINGS, ETC. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (1) words of any gender shall be deemed to include each other gender;
(2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (4) the word "including" and words of similar import when used in this Warrant shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

            19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

            20. REGISTRATION RIGHTS AGREEMENT. The shares of Common Stock (and Other Securities of the Company) issuable upon exercise of this Warrant shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). The shares of DSW Stock issuable upon exercise of this Warrant shall constitute Registrable Securities (as such term is defined in the DSW Registration Rights Agreement). Each Holder shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such Holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement and the DSW Registration Rights Agreement, applicable to such Holder as a holder of such Registrable Securities. In addition to the foregoing, to the extent the Holder exercises this Warrant into DSW Stock within 180 days of a Qualifying IPO, such Holder agrees not to transfer such Warrant Shares until the date that is 181 days after the closing date of such Qualifying IPO.

            21. EXPIRATION. The right to exercise this Warrant shall expire at 5:00 p.m., New York City time, on June 11, 2012.

            22. COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Warrant, the Company agrees and the Holder, by taking and holding this Warrant agrees, that the prevailing party shall recover from the non-prevailing party all of such prevailing party's costs and reasonable attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.

                [Remainder of this page intentionally left blank]

            IN WITNESS WHEREOF, the Company has executed and delivered this Warrant as of the date first above written.

                                    RETAIL VENTURES, INC.


                                     By: _____________________________________

                                     Name: ___________________________________

                                     Title: __________________________________

                                                   EXHIBIT A to
                                                   Common Stock Purchase Warrant


                                   FORM OF
                 ELECTION TO PURCHASE SHARES OF COMMON STOCK

            The undersigned hereby irrevocably elects to exercise the Warrant to purchase ____ Common Shares, no par value per share ("Common Stock"), of RETAIL VENTURES, INC. and hereby makes payment of $________ therefor [or] makes payment by reduction pursuant to Section 2.1(b)(ii) of the Warrant of the number of shares of Common Stock otherwise issuable to the Holder upon Warrant exercise by ___ shares [or] makes payment therefor by delivery of the following Common Stock Certificates of the Company (properly endorsed for transfer in blank) for cancellation by the Company pursuant to Section 2.1(b)(iii) of the Warrant, certificates of which are attached hereto for cancellation ________ [list certificates by number and amount]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                     (NAME)

________________________________________________________________________________
                        (ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________
                (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)


DELIVER TO:_____________________________________________________________________
                                     (NAME)

________________________________________________________________________________
                        (ADDRESS, INCLUDING ZIP CODE)

            If the number of shares of Common Stock purchased (and/or reduced) hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased (or reduced) be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                (NAME OF HOLDER)

________________________________________________________________________________
                        (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:_____________________________________________________________________
                                (NAME OF HOLDER)

________________________________________________________________________________
                        (ADDRESS, INCLUDING ZIP CODE)

Dated: _____________, 20__                      NAME OF HOLDER

                                          By___________________________________
                                             Name:
                                             Title:

                                                   EXHIBIT B to
                                                   Common Stock Purchase Warrant

                                   FORM OF
                   ELECTION TO PURCHASE SHARES OF DSW STOCK

            The undersigned hereby irrevocably elects to exercise the Warrant to purchase ___ Class A Common Shares, no par value, of DSW Inc. ("DSW Stock") and hereby makes payment of $________ therefor [or] makes payment by reduction pursuant to Section 2.1(b)(ii) of the Warrant of the number of shares of DSW Stock otherwise issuable to the Holder upon Warrant exercise by ___ shares [or] makes payment therefor by delivery of the following DSW Stock Certificates of DSW Inc. (properly endorsed for transfer in blank) for transfer to the Company pursuant to Section 2.1(b)(iii) of the Warrant, certificates of which are attached hereto for cancellation ________ [list certificates by number and amount]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                     (NAME)

________________________________________________________________________________
                        (ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________
                (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)


DELIVER TO:_____________________________________________________________________
                                     (NAME)

________________________________________________________________________________
                        (ADDRESS, INCLUDING ZIP CODE)

            If the number of shares of DSW Stock purchased (and/or reduced) hereby is less than the number of shares of DSW Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of DSW Stock not so purchased (or reduced) be issued and delivered as follows:

ISSUE TO:_______________________________________________________________________
                                (NAME OF HOLDER)

________________________________________________________________________________
                        (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:_____________________________________________________________________
                                (NAME OF HOLDER)

________________________________________________________________________________
                        (ADDRESS, INCLUDING ZIP CODE)

Dated: _____________, 20__                      NAME OF HOLDER

                                          By___________________________________
                                             Name:
                                             Title:

                                                   EXHIBIT C to
                                                   Common Stock Purchase Warrant


                               FORM OF ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Shares, no par value per share ("Common Stock") of RETAIL VENTURES, INC. (the "Company") or, after the consummation of a Qualifying IPO (as defined in the Warrant) but prior to the consummation of a Spin-Off (as defined in the Warrant) and satisfaction of the Company's obligations pursuant to Section 3.3(b) and at its election, Class A common shares no par value per share ("DSW Stock") of DSW Inc. owned by the Company, and represented by the Warrant, with respect to the number of shares of Common Stock and DSW Stock set forth below:

    Name of                    No. of Shares       No. of Shares of
   Assignee        Address    of Common Stock          DSW Stock
   --------        -------    ---------------          ---------


and does hereby irrevocably constitute and appoint ________ Attorney to make such transfer on the books of maintained for that purpose, with full power of substitution in the premises.

Dated: _____________, 20__                      NAME OF HOLDER

                                          By___________________________________
                                             Name:
                                             Title: